UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2012

FINISHING TOUCHES HOME GOODS INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 333-172440

Nevada	45-2563323
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3420 E. Shea Boulevard, Suite 200, Phoenix, AZ	85028
(Address of Principal Executive Offices)	(Zip Code)

 Registrant’s telephone number including area code: (480) 945-3449

________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 23, 2012, Finishing Touches Home Goods Inc. borrowed from Bay Capital A.G. principal amount of $100,000 on those terms and subject to those conditions specified in that certain written Promissory Note, a copy of which is attached to this Report marked as Exhibit 10.7.

ITEM 2.03 – CREATION OF A DIRECT FNANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On March 23, 2012, Finishing Touches Home Goods Inc. borrowed from Bay Capital A.G. principal amount of $100,000 on those terms and subject to those conditions specified in that certain written Promissory Note, a copy of which is attached to this Report marked as Exhibit 10.7.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document Description

10.7	Promissory Note delivered to Bay Capital A. G. dated March 23, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINISHING TOUCHES HOME GOODS INC.

Date: March 27, 2012	By:	/s/ Mark Hunter
Mark Hunter
CEO, CFO, Secretary, Treasurer and Director

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